Exhibit 32

                  Certification of Chief Executive Officer and
                 Chief Financial Officer Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Report") of Handy Hardware Wholesale, Inc. ("Handy") as filed with the Securities and Exchange Commission on November 10, 2004, each of the undersigned, in his or her capacity as an officer of Handy, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of Handy.

Date:  November 10, 2004                        /s/ Don Jameson
                                                --------------------------------
                                                Don Jameson
                                                President
                                                Chief Executive Officer

Date:  November 10, 204                         /s/ Tina S. Kirbie
                                                --------------------------------
                                                Tina Kirbie
                                                Executive Vice President
                                                Secretary and Treasurer
                                                Chief Financial Officer